Exhibit 99
                            Joint Filer Information

Designated Filer:	                BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:     August 25, 2003
Issuer & Symbol:                  PRG-Schultz International, Inc. (PRGX)
Address of each Reporting Person for this Form 4:
909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

August 26, 2003

RICHARD C. BLUM & ASSOCIATES, INC.  BLUM CAPITAL PARTNERS, L.P.
                                    By: Richard C. Blum & Associates, Inc.,
                                        its general partner

By:  /s/ Murray A. Indick           By:  /s/ Murray A. Indick
     Murray A. Indick, Partner,          Murray A. Indick, Partner,
     General Counsel and Secretary       General Counsel and Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.     STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS III, L.P.    By: BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.        its investment advisor
By: BLUM CAPITAL PARTNERS, L.P.,      By: Richard C. Blum & Associates, Inc.,
      its general partner                  its general partner
By:  Richard C. Blum & Associates, Inc.,
      its general partner

By:  /s/ Murray A. Indick             By:  /s/ Murray A. Indick
     Murray A. Indick, Partner,            Murray A. Indick, Partner,
     General Counsel and Secretary         General Counsel and Secretary


BLUM STRATEGIC GP, L.L.C.              BLUM STRATEGIC PARTNERS, L.P.
                                       By: BLUM STRATEGIC GP, L.L.C.,
                                            its general partner


By:  /s/ Murray A. Indick              By:  /s/ Murray A. Indick
     Murray A. Indick, Member               Murray A. Indick, Member

RICHARD C. BLUM

By:  /s/ Murray A. Indick
     Murray A. Indick, Attorney-in-Fact